Fair Value (Details Narrative)	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Impaired loan description	The appraisals used to establish the value of impaired loans are based on similar properties at similar times; however due to the differences in time and properties, the impaired loans are classified as Level 3. There were 23 and 29 impaired loan assets as of December 31, 2021 and December 31, 2020, respectively